Exhibit 99.2

SPAR Group Announces Third Quarter 2013 Shareholder Update Call

WHITE PLAINS, N.Y., Nov. 11, 2013 (GLOBE NEWSWIRE) -- SPAR Group, Inc. (Nasdaq:SGRP) ("we", the "Company" or "SPAR Group"), a leading supplier of retail merchandising and other marketing services throughout the United States and internationally, today announced that Mr. Gary Raymond, President and Chief Executive Officer, and Mr. Jim Segreto, Chief Financial Officer, will host a shareholder update conference call on Thursday, November 14, 2013, at 11:00 a.m. Eastern Time. During the call management will discuss the Company's third quarter 2013 financial results and provide a shareholder update on recent business developments.

Conference Call Details:

Conference Call Details:
Date: Thursday, November 14, 2013
Time: 11:00 a.m. EST
TOLL-FREE: 1-877-941-4774
TOLL/INTERNATIONAL: 1-480-629-9760

There will also be a simultaneous audio feed webcast and archived recording of the conference call available at http://www.sparinc.com under the "Investor Relations" menu section and "News Releases" sub-menu of the website, or you may use the link audio feed and archived recording of the conference call available at http://www.viavid.net/.

About SPAR Group

SPAR Group, Inc. is a diversified international merchandising and marketing services Company and provides a broad array of services worldwide to help companies improve their sales, operating efficiency and profits at retail locations. The Company provides merchandising and other marketing services to manufacturers, distributors and retailers worldwide, primarily in mass merchandiser, office supply, grocery, drug, independent, convenience, electronics, toy and specialty stores, as well as providing furniture and other product assembly services, audit services, in-store events, technology services and marketing research. The Company has supplied these project and product services in the United States since certain of its predecessors were formed in 1979 and internationally since the Company acquired its first international subsidiary in Japan in May of 2001 . Product services include restocking and adding new products, removing spoiled or outdated products, resetting categories "on the shelf" in accordance with client or store schematics, confirming and replacing shelf tags, setting new sale or promotional product displays and advertising, replenishing kiosks, providing in-store event staffing and providing assembly services in stores, homes and offices. Audit services include price audits, point of sale audits, out of stock audits, intercept surveys and planogram audits. Other merchandising services include whole store or departmental product sets or resets (including new store openings), new product launches, in-store demonstrations, special seasonal or promotional merchandising, focused product support and product recalls. The Company operates throughout the United States and internationally in 10 of the most populated countries, including China and India. For more information, visit the SPAR Group's website at http://www.sparinc.com/.

Forward-Looking Statements

Certain statements in this news release and made in the update conference call are forward-looking, including (without limitation) expectations or guidance respecting continuing balance sheet strength, customer contract expansion, growing revenues and becoming profitable through organic growth and acquisitions, attracting new business that will increase SPAR Group's revenues, continuing to maintain costs and consummating any transactions. Undue reliance should not be placed on such forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond the Company's control. The Company's actual results, performance and trends could differ materially from those indicated or implied by such statements as a result of various factors, including (without limitation) the continued strengthening of SPAR Group's selling and marketing functions, continued customer satisfaction and contract renewal, new product development, continued availability of capable dedicated personnel, continued cost management, the success of its international efforts, success and availability of acquisitions, availability of financing and other factors, as well as by factors applicable to most companies such as general economic, competitive and other business and civil conditions. Information regarding certain of those factors and other risk factors and cautionary statements that could affect future results, performance or trends are discussed in SPAR Group's most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings made with the Securities and Exchange Commission from time to time. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Contact:

James R. Segreto

Chief Financial Officer

SPAR Group, Inc.

(914) 332-4100

Investors:

Chris Camarra

Alliance Advisors, LLC

(212) 398-3487